SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


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       Date of Report (Date of earliest event reported): March 26, 1998



                        PACESETTER OSTRICH FARM, INC.
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               (Exact Name of Registrant as Specified in Charter)




          DELAWARE                       1-11282                 72-1186845
           ------                      ----------                ----------
(State or other jurisdiction    (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)




                               10135 Hereford Road
                                Folsom, LA 70437
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                    (Address of principal executive offices)


      Registrant's telephone number, including area code: (504)796-5806


          (Former name or former address, if changed since last report.)



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Item 1.  Changes in Control of Registrant.

         Not applicable.


Item 2.  Acquisition or Disposition of Assets.

         Not applicable.


Item 3.  Bankruptcy or Receivership.

         Not applicable.


Item 4.  Changes in Registrant's Certifying Accountant.

         Not applicable.


Item 5.  Other Events.

         Not applicable.

Item 6.  Resignations of Registrant's Directors.

         Not applicable.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         The following exhibits are filed with this report:

         Exhibit No.              Exhibit Description
         ----------               -------------------

              99.1 Press Release issued by Registrant dated March 26, 1998 (Filed herewith.)


Item 8.  Change in Fiscal Year.

         Not applicable.


Item 9.  Sales of Equity Securities Pursuant to Regulation S.

         Not applicable.





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                                    SIGNATURE


Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.




                                            PACESETTER OSTRICH FARM, INC



                                            By: /s/ John R. Wade, President
                                                ---------------------------
                                                    John R. Wade, President